1 Teleflex Incorporated Acquisition of NeoTract, Inc. Conference Call September 5, 2017

2 This presentation and our discussion contain forward-looking information and statements. These forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected or implied in the forward-looking statements, including, but not limited to, the possibility that the acquisition does not close; unanticipated costs and length of time required to comply with legal requirements and regulatory approvals applicable to the transaction; unanticipated difficulties and expenditures in connection with integration programs; customer and shareholder reaction to the transaction; risks associated with the financing of the transaction; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of regulatory actions related to the proposed acquisition; changes in general and international economic conditions, including fluctuations in foreign currency exchange rates; and other factors described or incorporated in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2016. Forward Looking Statements

3 Agenda 1. Strategic Rationale 2. Transaction Overview 3. NeoTract, Inc. Overview 4. Financial Summary 5. Transaction Summary

4 Strategic Rationale Highly strategic and complementary acquisition − Significantly advances Teleflex’s offering of urological solutions − Single-product company with growth profile better than Vidacare − Expands Teleflex’s product portfolio into benign prostatic hyperplasia (“BPH”) market estimated to have a total addressable market size of > $30 billion Accelerates Teleflex’s sales growth trajectory and provides opportunity to capitalize on existing sales channel − NeoTract has experienced significant revenue growth since initiating product commercialization  2015 revenue of approximately $18 million  2016 revenue of approximately $51 million  2017 revenue estimated to be between $115 to $120 million  2018 revenue expected to grow at least 40% over 2017 levels − Positions Teleflex to expand upon its current presence within the urological call-point − Ability to capitalize on Teleflex’s existing international infrastructure to drive further O.U.S. penetration of NeoTract’s UroLift® System

5 Strategic Rationale Strong clinical data and intellectual property and established reimbursement − Since receipt of CE Mark in 2010 and de novo 510(k) in 2013, NeoTract’s UroLift® System has been the subject of a significant number of studies, including:  9 studies, including two randomized studies  23 peer-reviewed publications, including multiple meta-analyses  Over 1,000 patient years published with 5-year follow-up data − Intellectual property:  62 issued and 30 pending patents − UroLift® System has broad, sustainable reimbursement in place, including:  Dedicated category 1 CPT codes specific to the UroLift® System procedure prostatic urethral lift  100% covered by Medicare Administrative Contractors, which translates to approximately 174 million covered lives in the United States Compelling financial profile that substantially improves Teleflex’s revenue growth, margins, earnings and cash flow generation capabilities − Expected to be slightly dilutive to adjusted earnings per share1 in 2017, breakeven to adjusted earnings per share1 in 2018, with significant accretion thereafter including $0.35 to $0.40 of adjusted earnings per share1 accretion in 2019 1 - Adjusted earnings per share excludes specified items such as amortization of acquired intangibles, inventory step-up, restructuring costs and other costs incurred to execute the transaction. Adjusted earnings per share is a non-GAAP financial measure and should not be considered a replacement for GAAP results.

6 Price • Upfront payment of $725 million at closing and up to an additional $375 million upon the achievement of 2018 through 2020 commercial sales milestones Integration • Proven track-record of successfully integrating acquisitions and quickly de- levering Timing • Subject to regulatory approval and other customary closing conditions, transaction is expected to close within the next 30 days TFX Balance Sheet • Over the long-term, Teleflex intends to maintain its debt to adjusted EBITDA (as calculated in accordance with the terms set forth in the Company’s existing Credit Agreement) at approximately 3.0x Transaction Overview

7 NeoTract, Inc. Overview • Founded in 2004, NeoTract is a privately-held medical device company that has developed and commercialized the FDA-cleared UroLift® System • The UroLift® System is a novel, minimally invasive technology for treating lower urinary tract symptoms due to benign prostatic hyperplasia, or BPH, which is an age- related male condition that results in a larger than usual prostate that squeezes the urethra • The UroLift® permanent implants, delivered during a transurethral outpatient procedure, relieve prostate obstruction and open the urethra directly without cutting, heating, or removing prostate tissue • Established reimbursement – CPT1 code January 2015 – 100% covered by Medicare • ~ 70 direct sales employees in the U.S. • High growth and high margin product profile that will be accretive to existing Teleflex business Business Overview Revenue in millions Source: NeoTract, Inc. information $0.5 $0.1 $1.5 $1.8 $3.3 $4.1 $4.9 $5.9 $7.4 $11.0 $14.5 $17.6 $22.6 $30.2 $0 $5 $10 $15 $20 $25 $30 $35 13 of 14 consecutive quarters of ≥ 20% sequential quarterly revenue growth

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10 1. Estimates based on IMS data 2. IMS Health NDTI Urology Specialty Profile, July 2012-June 2013 • ~12,000 urologists in the U.S.1 • ~47% of all BPH patients are in the care of a urologist1 • Initial focus on ~5,400 urologists seeing 80% of BPH patients in the care of a urologist1 0 50 100 150 200 250 300 350 400 Specific Exam, Other Urinary Tract Infection Abnormal Blood Chemistry Kidney Stones Hematuria Bladder Function Disorder Annual Visits per Urologist Surgery Follow Up Prostate Cancer Penis Disorder, Other BPH Top 10 Reasons for Visits to Urologists2 BPH is the Number One Reason Men Visit a Urologist

11 1. NeoTract internal market estimates for 2017 and IMS Health data >$30B Market Opportunity for UroLift® in the U.S. 66% UroLift® patients are coming from the Watchful Waiting, Drug and Drug Drop Out categories 12.0 Million U.S. Men Treated for BPH1 #Men (Millions) Drugs Watchful Waiting Surgery Drug Drop Out 3.2 1.5 7.0 8.5 Million Men On Drugs or Drug Drop Out UroLift® Target Market 0.3

12 The UroLift ® System Apply Lidocaine Jelly/Oral Sedative Insert Delivery System Gently Push Tissue Aside Deploy Customized Implants (4-6 Avg) Relieve Obstruction Typically Same Day Discharge Stainless Steel Urethral End Piece Nitinol Capsular Tab PET Suture Simple, Straightforward Procedure

13 Financial Summary 1. Subsequent to issuing Q2’17 financial results and prior to entering into the agreement to acquire NeoTract, Teleflex used $475 million of cash on the balance sheet to reduce its outstanding borrowings under its revolving credit facility, reducing Q2’17 LTM pro-forma gross leverage to approximately 2.5x 2. Prudent use of existing balance sheet capacity − Intend to finance the transaction at closing through borrowing against our revolving credit facility − Following the consummation of the transaction, Teleflex may seek to opportunistically term-out revolving credit facility borrowings through a note offering 3. Similar to the acquisitions of Vidacare and Vascular Solutions, NeoTract accelerates Teleflex’s top-line growth profile with high-margin, differentiated product offering 4. Transaction is expected to be slightly dilutive to adjusted earnings per share1 in 2017, breakeven to adjusted earnings per share1 in 2018, with significant accretion thereafter including $0.35 to $0.40 of adjusted earnings per share1 accretion in 2019 5. Acquisition is expected to generate a return on invested capital that meets the Company’s cost of capital in the third year after closing and exceeds the Company’s cost of capital in the fourth year after closing 1 - Adjusted earnings per share excludes specified items such as amortization of acquired intangibles, inventory step-up, restructuring costs and other costs incurred to execute the transaction. Adjusted earnings per share is a non-GAAP financial measure and should not be considered a replacement for GAAP results.

14 Transaction Summary 1. Highly strategic, complementary and accretive acquisition 2. Accelerates Teleflex’s sales growth trajectory and provides significant sales channel opportunity 3. NeoTract’s UroLift® System has strong clinical data and intellectual property, as well as established reimbursement 4. Compelling financial profile that substantially improves Teleflex’s revenue growth, margins, earnings and cash flow generation capabilities 5. Leverages Teleflex’s O.U.S. channel capabilities 6. Creates shareholder value for Teleflex shareholders

15 Q&A